Exhibit 99.2
E*TRADE Financial Corporation
A Delaware corporation
(the “Company”)

Audit Committee Charter

 This Charter was adopted by the Board of Directors (the “Board”) of the Company on January 22, 2003, and amended on February 13, 2007, August 13, 2009, July 26, 2011, May 9, 2012, May 8, 2013 and May 6, 2014.

A.           Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of the Company shall be to serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system and to provide an open avenue of communication among the independent auditor, financial and senior management and the Board. The Committee’s primary duties and responsibilities are to monitor and oversee:

●	the integrity of the financial statements of the Company and its financial reporting process and systems of internal controls regarding finance and accounting;

●	the qualifications, independence and performance of the Company’s independent auditor;

●	the performance of the Company’s internal audit function; and

●	compliance by the Company with applicable legal and regulatory requirements.

The Committee shall prepare the audit committee report that Securities and Exchange Commission (“SEC”) rules require to be included in the Company’s annual proxy statement.  To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

B.           Structure and Membership

1.	Number. The Committee shall consist of at least three directors of the Company (each, a “member”).

2.
Independence.  Each member of the Committee shall be “independent” according to the standards of The NASDAQ Stock Market and the Company (to the extent the Company maintains standards that are more stringent).

3.
Financial Literacy.  Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, at the time of his or her appointment to the Committee.  In addition, at least two members shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, internal accounting controls and experience with the preparation or auditing of financial statements of generally comparable companies and the application of such principles in connection with the accounting for estimates, accruals and reserves (i.e., meet the definition of “audit committee financial expert” as defined by SEC rules) .

4.	Chair. The Board shall designate the Chair of the Committee, upon the recommendation of the Governance Committee of the Company (the “Governance Committee”).

5.
Selection and Removal.  The Governance Committee of the Company shall recommend nominees for appointment to the Committee annually and as vacancies or newly-created positions occur or are about to occur.  Committee members shall be appointed by the Board annually and may be removed by the Board at any time, with or without cause.

C.           Authority and Responsibilities

General

The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the Company’s registered public accounting firm (the “independent auditor”) in accordance with the same standards of duty and care as do the Directors of the Board.

The Committee’s primary task is one of oversight as set forth in this Charter.  In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared by:

●	One or more officers or employees of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented;

●
Counsel, independent internal and external auditors or other persons retained by the Company or the Committee as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

●	Another committee of the Board as to matters within its designated authority which the Committee member reasonably believes to merit confidence.

In addition to any other responsibilities which may be assigned from time to time by the Board, the Committee is authorized to undertake, and has responsibility for, the following matters:

Oversight of Independent Auditor

1.
Retention and Termination.  The Committee has the sole authority to retain and terminate the independent auditor of the Company (subject, if applicable, to stockholder ratification), including sole authority to approve all audit engagement fees and terms and all non-audit services to be provided by the independent auditor.  The Committee must pre-approve each such non-audit service to be provided by the Company’s independent auditor.  The Committee may consult with management in the decision making process, but may not delegate this authority to management.  The Committee may, from time to time, delegate its authority to approve non-audit services on a preliminary basis to one or more Committee members, provided that such designees present any such approvals to the full Committee at the next Committee meeting.

2.	Oversight. The Committee shall review and approve the timetable, scope and staffing of the independent auditor’s annual audit plan(s).

3.
Independence.  The Committee shall evaluate the independent auditor’s qualifications, performance and independence, and shall present its conclusions and recommendations with respect to the independent auditor to the Board on at least an annual basis.  As part of such evaluation, at least annually, the Committee shall:

a.	obtain and review a report from the Company’s independent auditor:

(i)	describing the independent auditor’s internal quality-control procedures;

(ii)
describing any material issues raised by (a) the most recent internal quality-control review or peer review of the independent auditor, or (b) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues;

(iii)	describing all relationships between the independent auditor and the Company;

(iv)	assuring that Section 10A of the Securities Exchange Act of 1934 has not been implicated; and

(v)	assuring that the independent auditor responsible for auditing the Company did not provide any consulting services that would impair its independence under the relevant rules and regulations.

b.	evaluate the adequacy of the independent auditor’s quality-control procedures and its compliance with such controls;

c.	review and evaluate the senior members of the independent auditor team, particularly the lead audit partner;

d.
consider whether the lead audit partner or the audit firm should be rotated, in addition to the rotation of the lead audit or reviewing partner as required by law, so as to assure continuing auditor independence; and

e.	obtain the opinion of management and the internal auditors of the independent auditor’s performance.

4.	Hiring Policies. The Committee shall establish clear policies for the Company’s hiring of employees or former employees of the independent auditor.

Oversight of Internal Audit Function

5.
Internal Audit Program Review.  At least annually, the Committee shall evaluate the performance, responsibilities, budget and staffing of the Company’s internal audit function and review the annual internal audit plan and the result of the internal audits for each audited department.  Such evaluation shall include a review of the responsibilities, budget and staffing of the Company’s internal audit function with the independent auditor, as well as an evaluation of the thoroughness and effectives in identifying actual and potential weaknesses in internal controls, and make any recommendations to improve the internal audit function as may be appropriate.  The Committee shall review the results of completed internal audits and evaluate whether the Company’s internal controls over financial reporting are sufficient to detect and deter fraudulent financial reporting.  The Committee shall receive periodic presentations from the internal audit department on the identification and remediation of material weaknesses in the Company’s internal control environment, including any significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data.

6.
Role of Chief Audit Executive.  The Committee shall meet periodically with the Chief Audit Executive to review and evaluate the internal audit function.  One of the primary functions of the Chief Audit Executive shall be to assist the Audit Committee in fulfilling its oversight responsibilities by reviewing, in detail and on an on-going basis:

a.	the financial reports and other financial information provided by the Company to any governmental body or the public;

b.	the Company’s systems of internal controls with respect to finance, accounting, legal, compliance, regulatory compliance and ethics that management has established; and

c.	the Company’s auditing, accounting and financial reporting processes generally.

7.
Evaluation of Chief Audit Executive.  At least annually, the Committee, in consultation with management of the Company, shall evaluate the performance of the Chief Audit Executive for the Company, or, if none shall be named, the senior internal auditing executive, and shall:

a.	have, following consultation with management of the Company, the authority to retain and to terminate the Chief Audit Executive, or, if none shall be named, the senior internal auditing executive; and

b.
provide input to management with respect to the compensation structure, annual performance goals and incentives for the Chief Audit Executive, or, if none shall be named, the senior internal auditing executive.

Management of the Company must obtain the Committee’s approval prior to making any organizational reporting change, material changes to overall compensation and/or hiring and termination decisions with respect to the Chief Audit Executive, or, if none shall be named, the senior internal auditing executive.

8.	Internal Audit Reports. The Committee shall review all significant reports prepared by the Internal Audit Department together with management’s response and the follow-up to these reports.

9.	Internal Audit Charter. The Committee shall annually review and approve the Internal Audit Charter.

Financial Statements, Disclosure and Regulatory Matters

10.	Review of Financial Statements and Reports. The Committee shall review with management, the internal auditors and the independent auditor, in separate meetings if the Committee deems it appropriate:

a.
the annual audited consolidated financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Form 10-K;

b.
the quarterly consolidated financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Form 10-Q;

c.
any analyses or reports prepared by management, the internal auditors and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements;

d.	the critical accounting policies and practices of the Company;

e.	the effect of regulatory and accounting initiatives (including any SEC investigations or proceedings) on the financial statements of the Company;

f.	the effect of off-balance sheet structures on the financial statements of the Company; and

g.	any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of GAAP.

11.
Review of Earnings Information.  The Committee shall review, in conjunction with management, the Company’s policies with respect to the Company’s earnings press releases and all financial information, such as earnings guidance, provided to analysts, rating agencies and the general public, including the types of information to be disclosed and the types of presentation to be made and paying particular attention to the use of “pro forma” or “adjusted” “non-GAAP” information.

12.
Review of Legal and Regulatory Matters.  The Committee shall review periodically with the General Counsel of the Company, legal and regulatory matters that may have a material impact on the Company’s financial statements.

13.
Review of Internal Controls.  The Committee shall, in conjunction with the Chief Executive Officer and Chief Financial Officer of the Company, periodically review the Company’s internal controls (including computerized information system controls and security) and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls and procedures, material weaknesses in such controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such controls and procedures.

14.
Review of Audit Issues.  The Committee shall review and discuss with the independent auditor any audit problem or difficulties and management’s response thereto, including those matters required by Statement on Auditing Standards No. 61, including the following:

a.	any restrictions on the scope of the independent auditor’s activities or access to requested information;

b.	any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise);

c.	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

d.	any management or internal control letter issued, or proposed to be issued, by the independent auditor; and

e.	any significant disagreements between the Company’s management and the independent auditor.

15.
Procedures.  The Committee shall establish and oversee procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16.	Preparation of Audit Committee Report. The Committee shall prepare the audit committee report that SEC rules require to be included in the Company’s annual proxy statement.

D.           Procedures and Administration

1.
Meetings.  The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than five times annually, including meeting prior to the commencement and following the completion of the annual audit by the Company’s independent auditor.  At least one meeting per year shall contain an executive session with no members of management present.  Special meetings may be held from time to time pursuant to the call of the Chair of the Committee.  The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings, shall set meeting agendas consistent with this Charter and shall, when present, preside at the meetings of the Committee.  Meetings may be conducted by teleconference.  In lieu of a meeting, the Committee may also act by unanimous written consent.  The Committee shall designate a person (who need not be a member of the Committee) to keep minutes of its meetings.  The minutes shall be retained by the Corporate Secretary of the Company.  At least quarterly, the Committee shall meet separately with management, with internal auditors or other personnel responsible for the internal audit function and with the independent auditor.

2.
Quorum.  A majority of the total number of Committee members then authorized shall constitute a quorum at any meeting and, in the absence of a quorum at any such meeting, a majority of the members present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.  If a quorum is present, the Committee may take action through the affirmative vote of a majority of the directors who are in attendance.

3.
Subcommittees.  The Committee may, to the full extent permitted by applicable law or regulation, form and delegate its authority to subcommittees of the Committee when it deems appropriate and in the best interests of the Company.

4.
Reports to the Board.  The Committee shall report to the Board at least quarterly.  This report shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the performance and independence of the Company’s independent auditor, the performance of the internal audit function and any other matters that the Committee deems appropriate or is requested to be included by the Board.

5.	Charter. The Committee shall periodically, and not less than annually, review and reassess the adequacy of this Charter and recommend any appropriate changes to the Board for approval.

6.
Independent Advisors.  The Committee has the authority (without seeking Board or management approval) to retain and terminate special legal, financial, accounting, audit or other professional advisors (“Advisors”) to assist the Committee in performing its responsibilities under this Charter.  Such retention shall be coordinated by the Committee Chair with the assistance of the General Counsel of the Company.  The Company shall be responsible for all costs and expenses incurred by the Advisors retained by the Committee; provided, that the Chair of the Committee reviews and approves all invoices of the Advisors prior to their submission to the Company for payment.

7.
Access to Company Employees and Advisors.  In addition to the above, the Committee shall have reasonable access to the Company’s management, officers, employees, outside counsel, investment bankers, analysts who follow the Company and independent auditor to assist the Committee in performing its duties under the Charter and the Committee may, upon reasonable notice, require the Company’s management, officers, employees, outside counsel, investment bankers and independent auditor to meet with one or more of the Committee’s Advisors.  In performing its functions, the Committee is entitled to rely in good faith on the findings of fact, advice, reports and opinions of its Advisors and of management as well as any legal, accounting or other advisors retained by the Company as to matters the Committee reasonably believes are within the advisor’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

8.	Annual Self-Evaluation. At least annually, the Committee shall evaluate its own performance of the duties specified in this Charter and report to the Board on such evaluation.

9.
Recommendations to the Board.  The Committee shall make recommendations to the Board based on its conclusions, oversight and review or, if power to do so is delegated by the Board, the Committee shall approve matters within such delegation of authority.

E.           Limitations Inherent in the Audit Committee’s Role

It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP.  Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining adequate internal controls over financial reporting.  The independent auditor is responsible for auditing the Company’s financial statements and the Company’s internal control over financial reporting and for reviewing the Company’s unaudited interim financial statements.

It is also not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, to guarantee the independent auditor’s reports or to assure compliance with laws and regulations and the Company’s policies generally.